Guarantees, commitments and risks	12 Months Ended
Dec. 31, 2023
Guarantees, commitments and risks
Guarantees, commitments and risks

28 Guarantees, commitments and risks

Guarantees

(€ million)	December 31, 2023	December 31, 2022
Consolidated subsidiaries	7,772	7,082
Unconsolidated subsidiaries	196	202
Joint ventures and associates	9,294	9,802
Others	398	477
	17,660	17,563

Guarantees issued on behalf of consolidated subsidiaries primarily consisted of: (i) autonomous guarantee contracts given to third parties relating to bid bonds and performance bonds for €3,783 million (€3,282 million at December 31, 2022); (ii) autonomous guarantee contracts issued by the Exploration & Production segment primarily in relation to oil & gas activities for €1,096 million (€1,098 million at December 31, 2022); (iii) autonomous guarantee contracts issued to cover the sale of stored gas, gas transportation and potential exposures to the gas system in Italy for €385 million (€388 million at December 31, 2022); (iv) guarantees issued to social security institutes in relation to employee redundancy incentive agreements for €375 million (€205 million at December 31, 2022); (v) guarantees issued towards financial administration for credits VAT refunds for €258 million (€47 million at 31 December 2022). At December 31, 2023, the underlying commitment issued on behalf of consolidated subsidiaries covered by these guarantees was €7,662 million (€7,003 million at December 31, 2022).

Guarantees issued on behalf of joint ventures and associates primarily consisted of: (i) autonomous guarantee contracts given to the Azule Group for €3,055 million (€3,164 million at December 31, 2022) relating to leasing contracts of FPSO vessels to be used as part of the development projects in Angola; (ii) guarantees issued against the contractual commitments undertaken by Vår Energi ASA in relation to Oil&Gas activities for €2,013 million (€2,151 million at 31 December 2022); (iii) autonomous guarantee contracts and other personal guarantees given to third parties relating to bid bonds and performance bonds for €1,397 million (€1,613 million at December 31, 2022) of which €1,327 million (€1,378 million at December 31, 2022) related to guarantees issued towards the contractors who were building a floating vessel for gas liquefaction and exportation (FLNG) as part of the Coral development project offshore Mozambique; (iv) autonomous guarantee contracts issued towards banks and other lending institutions for €1,448 million (€1,499 million at December 31, 2022) in relation to loans and lines of credit received as part of the Coral development project offshore Mozambique with respect to the financing agreements of the project with Export Credit Agencies and banks; (v) autonomous guarantee contracts issued in favor of third parties for the investment in the offshore wind project of Dogger Bank for €1,272 million (€1,259 million at December 31, 2022). At December 31, 2023, the underlying commitment issued on behalf of joint ventures and associates covered by these guarantees was €6,077 million (€6,859 million at December 31, 2022).

As provided by the contract that regulates the petroleum activities in Area 4 offshore Mozambique, Eni SpA in its capacity as parent company of the operator has provided concurrently with the approval of the development plan of the reserves which are located exclusively within the concession area, an irrevocable and unconditional parent company guarantee in respect of any possible claims or any contractual breaches in connection with the petroleum activities to be carried out in the contractual area, including those activities in charge of the special purpose entities like Coral FLNG SA, to the benefit of the Government of Mozambique and third parties. The obligation of the guarantor towards the Government of Mozambique is unlimited (non-quantifiable commitments), whereas they provide a maximum liability of €1,357 million in respect of third-parties claims. This guarantee will be effective until the completion of any decommissioning activity related to both the development plan of Coral as well as any development plan to be executed within Area 4 (particularly the Mamba project). This parent company guarantee issued by Eni covering 100% of the aforementioned obligations was taken over by the other concessionaires (Kogas, Galp and ENH) and by ExxonMobil and CNPC shareholders of the joint venture Mozambique Rovuma Venture SpA, in proportion to their respective participating interest in Area 4.

Guarantees issued on behalf of third parties consisted of: (i) a guarantee issued in favor of Gulf LNG Energy and Gulf LNG Pipeline on behalf of Angola LNG Supply Service Llc to cover contractual commitments of paying re-gasification fees for €184 million (€190 million at December 31, 2022); (ii) the share of the guarantee attributable to the State oil Company of Mozambique ENH, which was assumed by Eni in favor of the consortium financing the construction of the Coral project FLNG vessel for €161 million (€167 million at December 31, 2022). At December 31, 2023, the underlying commitment issued on behalf of third parties covered by these guarantees was €296 million (€323 million at December 31, 2022).

Commitments and risks

(€ million)	December 31, 2023	December 31, 2022
Commitments	79,513	77,481
Risks	1,140	1,228
	80,653	78,709

Commitments related to: (i) parent company guarantees that were issued in connection with certain contractual commitments for hydrocarbon exploration and production activities and quantified, based on the capital expenditures to be incurred, to be €73,615 million (€73,334 million at December 31, 2022); (ii) a parent company guarantee of €3,619 million (€3,748 million at December 31, 2022) given on behalf of Eni Abu Dhabi Refining & Trading BV following the Share Purchase Agreement to acquire from Abu Dhabi National Oil Company (ADNOC) a 20% equity interest in ADNOC Refining and the set-up of ADNOC Global Trading Ltd dedicated to marketing petroleum products. The parent company guarantee still outstanding has been issued to guarantee the obligations set out in the Shareholders Agreements and will remain in force as long as the investment is maintained; (iii) commitments in the Exploration & Production segment for the purchase of Neptune Energy Group Limited ("Neptune") for about €2 billion; (iv) commitments in the Plenitude business line for the purchase of renewable energy projects in Spain, United States and Italy for €107 million (€210 million at December 31, 2022).

Risks relate to potential risks associated with: (i) contractual assurances given to acquirers of certain investments and businesses of Eni for €250 million (€262 million at December 31, 2022); (ii) assets of third parties under the custody of Eni for €879 million (€957 million at December 31, 2022).

Other commitments and risks

A parent company guarantee was issued on behalf of Cardón IV SA (Eni’s interest 50%), a joint venture operating the Perla gas field located in Venezuela, for the supply to PDVSA GAS of the volumes of gas produced by the field until the end of the concession agreement (2036). In case of failure on part of the operator to deliver the contractual gas volumes out of production, the claim under the guarantee will be determined by applying the local legislation. Eni’s share (50%) of the contractual volumes of gas to be delivered to PDVSA GAS amounted to a total of around €11.4 billion. Notwithstanding this amount does not properly represent the guarantee exposure, nonetheless such amount represents the maximum financial exposure at risk for Eni. A similar guarantee was issued by PDVSA on behalf of Eni for the fulfillment of the purchase commitments of the gas volumes by PDVSA GAS.

Other commitments include the agreements entered into for forestry initiatives, implemented within the low carbon strategy defined by the Company, concerning the commitments for the purchase, until 2038, of carbon credits produced and certified according to international standards by subjects specialized in forest conservation programs.

On February 5, 2021, EniServizi SpA (EniServizi) signed on behalf of Eni SpA (Eni) an addendum to the lease contract of a property to be built signed in July 2017 between Eni and the management company of the real estate investment fund owner of the new complex construction in San Donato Milanese (the Property), including the postponement of the delivery date of the property from July 28, 2020 to December 31, 2021.

Subsequently, on June 16, 2023, the parties agreed to start the delivery procedures despite the absence of completion (scheduled for April 2024) of one of the car parks adjacent to the real estate complex. The inspections and preparatory controls to the delivery involved a series of activities to remedy defects and substantial discrepancies on the part of the Property to be carried out before delivery and still being completed, with consequent failure to complete the same by December 31, 2023. Eni has therefore applied to the Property the penalties for late delivery provided for in the Contract, supported by first demand sureties for the amount of €16.86 million, equal to approximately €30 million.

In addition, Eni is is exposed to non-quantifiable risks related to contractual guarantees issued in case of certain Eni transactions, including loss of control of subsidiaries and divestment of businesses and investments, against certain contingent liabilities deriving from tax, social security contributions, environmental issues and other matters applicable to periods during which such assets were operated by Eni or as result of Eni’s loss of control of formerly consolidated subsidiaries. Eni believes such matters will not have a material adverse effect on Eni’s results of operations and cash flow.

Eni has in place long-term natural gas supply contracts with the Russian company Gazprom. During 2023 supplies to Eni, which has regularly recognized the minimum contractual quantities, were effectively reduced to zero as part of various trade disputes between the parties. Eni, having fulfilled its contractual commitments, expects this situation to continue in 2024 also considering that the external context has not undergone any changes.

Risk factors

The following is the description of financial risks and their management and control. With reference to the issues related to credit risk, the parameters adopted for the determination of expected losses and the estimates of the probability of default and the loss given default have been updated to take into account the current energy crisis and the impacts associated with the conflicts between Russia and Ukraine and in the Middle East.

As of December 31, 2023, the Company retains liquidity reserves that management deems enough to meet the financial obligations due in the next eighteen months.

Financial risks

Financial risks are managed in respect of the guidelines issued by the Board of Directors of Eni SpA in its role of directing and setting the risk limits, targeting to align and centrally coordinate Group companies’ policies on financial risks (“Guidelines on financial risks management and control”). The “Guidelines” define for each financial risk the key components of the management and control process, such as the target of the risk management, the valuation methodology, the structure of limits, the relationship model and the hedging and mitigation instruments.

Market risk

Market risk is the possibility that changes in currency exchange rates, interest rates or commodity prices will adversely affect the value of the Group’s financial assets, liabilities or expected future cash flows. The Company actively manages market risk in accordance with a set of policies and guidelines that provide a centralized model of handling finance, treasury and risk management transactions based on the Company’s departments of operational finance: the parent company’s (Eni SpA) finance department, Eni Finance International SA - merged into Eni SpA in December 2023 - and Banque Eni SA, which is subject to certain bank regulatory restrictions preventing the Group’s exposure to concentrations of credit risk, and Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA that are in charge to execute certain activities relating to commodity derivatives. In particular, Eni Corporate finance department (and Eni Finance International SA until the date of the merge) manages subsidiaries’ financing requirements, respectively, covering funding requirements and using available surpluses and all the transactions concerning currencies and derivative contracts on interest rates and currencies different from commodities of Eni, while Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA execute the negotiation of commodity derivatives over the market. Eni SpA, Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA (also through the subsidiary Eni Trading & Shipping Inc) perform trading activities in financial derivatives on external trading venues, such as European and non-European regulated markets, Multilateral Trading Facility (MTF), Organized Trading Facility (OTF), or similar and brokerage platforms (i.e. SEF), and over the counter on a bilateral basis with external counterparties. Other legal entities belonging to Eni that require financial derivatives enter into these transactions through Eni Trade & Biofuels SpA, Eni Global Energy Markets SpA and Eni SpA based on the relevant asset class expertise. Eni uses derivative financial instruments (derivatives) in order to minimize exposure to market risks related to fluctuations in exchange rates relating to those transactions denominated in a currency other than the functional currency (the euro) and interest rates, as well as to optimize exposure to commodity prices fluctuations taking into account the currency in which commodities are quoted. Eni monitors every activity in derivatives classified as risk-reducing directly or indirectly related to covered industrial assets, so as to effectively optimize the risk profile to which Eni is exposed or could be exposed. If the result of the monitoring shows those derivatives should not be considered as risk reducing, these derivatives are reclassified in proprietary trading. As proprietary trading is considered separately from the other activities in specific portfolios of Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA, their exposure is subject to specific controls, both in terms of Value at Risk (VaR) and stop loss and in terms of nominal gross value. For Eni, the gross nominal value of proprietary trading activities is compared with the limits set by the relevant international standards. The framework defined by Eni’s policies and guidelines provides that the valuation and control of market risk is performed on the basis of maximum tolerable levels of risk exposure defined in terms of limits of stop loss, which expresses the maximum tolerable amount of losses associated with a certain portfolio of assets over a pre-defined time horizon; limits of revision strategy, which consist in the triggering of a revision process of the strategy in the event of exceeding the level of profit and loss given and VaR, which measures the maximum potential loss of the portfolio, given a certain confidence level and holding period, assuming adverse changes in market variables and taking into account the correlation among the different positions held in the portfolio. Eni’s finance department defines the maximum tolerable levels of risk exposure to changes in interest rates and foreign currency exchange rates in terms of VaR, pooling Group companies’ risk positions maximizing, when possible, the benefits of the netting activity. Eni’s calculation and valuation techniques for interest rate and foreign currency exchange rate risks are in accordance with banking standards, as established by the Basel Committee for bank activities surveillance. Tolerable levels of risk are based on a conservative approach, considering the industrial nature of the Company. Eni’s guidelines prescribe that Eni Group companies minimize such kinds of market risks by transferring risk exposure to the parent company finance department. Eni’s guidelines define rules to manage the commodity risk aiming at optimizing core activities and pursuing preset targets of stabilizing industrial and commercial margins. The maximum tolerable level of risk exposure is defined in terms of VaR, limits of revision strategy, stop loss and volumes in connection with exposure deriving from commercial activities, as well as exposure deriving from proprietary trading, exclusively managed by Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA. Internal mandates to manage the commodity risk provide for a mechanism of allocation of the Group maximum tolerable risk level to each business unit. In this framework, Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA, in addition to managing risk exposure associated with their own commercial activity and proprietary trading, pool the requests for negotiating commodity derivatives and execute them in the marketplace.

According to the targets of financial structure included in the financial plan approved by the Board of Directors, Eni decided to retain a cash reserve to face any extraordinary requirement. Eni’s finance department, with the aim of optimizing the efficiency and ensuring maximum protection of capital, manages such reserve and its immediate liquidity within the limits assigned. The management of strategic cash is part of the asset management pursued through transactions on own risk in view of optimizing financial returns, while respecting authorized risk levels, safeguarding the Company’s assets and retaining quick access to liquidity. The four different market risks, whose management and control have been summarized above, are described below.

Market risk - Exchange rate

Exchange rate risk derives from the fact that Eni’s operations are conducted in currencies other than euro (mainly U.S. dollar). Revenues and expenses denominated in foreign currencies may be significantly affected by exchange rate fluctuations due to conversion differences on single transactions arising from the time lag existing between execution and definition of relevant contractual terms (economic risk) and conversion of foreign currency-denominated trade and financing payables and receivables (transactional risk). Exchange rate fluctuations affect the Group’s reported results and net equity as financial statements of subsidiaries denominated in currencies other than euro are translated from their functional currency into euro. Generally, an appreciation of U.S. dollar versus euro has a positive impact on Eni’s results of operations, and vice versa. Eni’s foreign exchange risk management policy is to minimize transactional exposures arising from foreign currency movements and to optimize exposures arising from commodity risk. Eni does not undertake any hedging activity for risks deriving from the translation of foreign currency denominated profits or assets and liabilities of subsidiaries, which prepare financial statements in a currency other than euro, except for single transactions to be evaluated on a case-by-case basis.

Effective management of exchange rate risk is performed within Eni’s finance departments, which pool Group companies’ positions, hedging the Group net exposure by using certain derivatives, such as currency swaps, forwards and options. Such derivatives are evaluated at fair value based on market prices provided by specialized info-providers. The VaR techniques are based on variance/covariance simulation models and are used to monitor the risk exposure arising from possible future changes in market values over a 24-hour period within a 99% confidence level and a 20-day holding period.

Market risk - Interest rate

Changes in interest rates affect the market value of financial assets and liabilities of the Company and the level of net finance charges. Eni’s interest rate risk management policy is to minimize risk with the aim to achieve financial structure objectives defined and approved in management’s “Finance plan”. The Group’s central departments pool borrowing requirements of the Group companies in order to manage net positions and fund portfolio developments consistent with management plan, thereby maintaining a level of risk exposure within prescribed limits. Eni enters into interest rate derivative transactions, in particular interest rate swaps, to effectively manage the balance between fixed and floating rate debt. Such derivatives are evaluated at fair value based on market prices provided from specialized sources. VaR deriving from interest rate exposure is measured daily based on a variance/covariance model, with a 99% confidence level and a 20-day holding period.

Market risk - Commodity

Price risk of commodities is identified as the possibility that fluctuations in the price of materials and basic products produce significant changes in Eni’s operating margins, determining an impact on the economic result such as to compromise the targets defined in the four-year plan and in the budget. The commodity price risk arises in connection with the following exposures: (i) strategic exposure: exposures directly identified by the Board of Directors as a result of strategic investment decisions or outside the planning horizon of risk management. These exposures include, for example, exposures associated with the program for the production of Oil & Gas reserves, long-term gas supply contracts for the portion not balanced by sales contracts (already stipulated or expected), the margin deriving from the chemical transformation process, the refining margin and long-term storage functional to the logistic-industrial activities; (ii) commercial exposure: concerns the exposures related to components underlying the contractual arrangements of industrial and commercial (contracted exposure) activities normally related to the time horizon of the four-year plan and budget, components not yet under contract but which will be with reasonable certainty (commitment exposure) and the relevant activities of risk management. Commercial exposures are characterized by a systematic risk management activity conducted based on risk/return assumptions by implementing one or more strategies and subjected to specific risk limits (VaR, revision strategy limits and stop loss). In particular, the commercial exposures include exposures subjected to asset-backed hedging activities, arising from the flexibility/optionality of assets; (iii) proprietary trading exposure: transactions carried out autonomously for speculative purposes in the short term and normally not aimed at delivery with the intention of exploiting favorable price movements, spreads and/or volatility implemented autonomously and carried out regardless of the exposures of the commercial portfolio or physical and contractual assets. They are usually carried out in the short term, not necessarily aimed at the delivery and carried out by using financial or similar instruments in accordance with specific limits of authorized risk (VaR, stop loss). Strategic risk is not subject to systematic activity of management/coverage that is eventually carried out only in case of specific market or business conditions. Because of the extraordinary nature, hedging activities related to strategic risks are delegated to the top management, previously authorized by the Board of Directors. With prior authorization from the Board of Directors, the exposures related to strategic risk can be used in combination with other commercial exposures in order to exploit opportunities for natural compensation between the risks (natural hedge) and consequently reduce the use of financial derivatives (by activating logics of internal market). With regard to exposures of a commercial nature, Eni's risk management target is to optimize the "core" activities and preserve the economic/financial results. Eni manages the commodity risk through the trading units (Eni Trade & Biofuels SpA and Eni Global Energy Markets SpA) and the exposure to commodity prices through the Group’s finance departments by using financial derivatives traded on the regulated markets, MTF, OTF and financial derivatives traded over the counter (swaps, forward, contracts for differences and options on commodities) with the underlying commodities being crude oil, gas, refined products, power or emission certificates. Such financial derivatives are valued at fair value based on market prices provided from specialized sources or, absent market prices, based on estimates provided by brokers or suitable valuation techniques. VaR deriving from commodity exposure is measured daily based on a historical simulation technique, with a 95% confidence level and a one-day holding period.

Market risk - Strategic liquidity

Market risk deriving from liquidity management is identified as the possibility that changes in prices of financial instruments (bonds, money market instruments and mutual funds) affect the value of these instruments in case of sale or when they are valued at fair value in the financial statements. The setting up and maintenance of the liquidity reserve are mainly aimed to guarantee a proper financial flexibility. Liquidity should allow Eni to fund any extraordinary need (such as difficulty in access to credit, exogenous shock, macroeconomic environment, as well as merger and acquisitions) and must be dimensioned to provide a coverage of short-term debts and of medium and long-term finance debts due within a time horizon of 24 months. In order to manage the investment activity of the strategic liquidity, Eni defined a specific investment policy with aims and constraints in terms of financial activities and operational boundaries, as well as governance guidelines regulating management and control systems. In particular, strategic liquidity management is regulated in terms of VaR (measured based on a parametrical methodology with a one-day holding period and a 99% confidence level), stop loss and other operating limits in terms of concentration, issuing entity, business segment, country of emission, duration, ratings and type of investing instruments in portfolio, aimed to minimize market and liquidity risks. Financial leverage or short selling is not allowed. As of 31 December 2023, the rating of the Strategic liquidity investment portfolio was A/A-, in line compared to the end of 2022.

The following tables show amounts in terms of VaR, recorded in 2023 (compared with 2022), relating to interest rate and exchange rate risks in the first section and commodity risk (aggregated by type of exposure). Regarding the management of strategic liquidity, the table reports the sensitivity to changes in interest rate.

(Value at risk - parametric method variance/covariance; holding period: 20 days; confidence level: 99%)

	2023				2022
(€ million)	High	Low	Average	At year end	High	Low	Average	At year end
Interest rate (a)	7.26	0.90	2.30	1.32	9.05	2.61	5.19	3.22
Exchange rate (a)	0.62	0.04	0.21	0.33	0.95	0.09	0.29	0.34

a)	Value at risk deriving from interest and exchange rates exposures include the following finance departments: Eni Corporate Finance Department, Eni Finance International SA (incorporated in Eni SpA as of December 2023) and Banque Eni SA.

(Value at risk - Historic simulation method; holding period: 1 day; confidence level: 95%)
	2023				2022
(€ million)	High	Low	Average	At year end	High	Low	Average	At year end
Commercial exposures - Management Portfolio (a)	257.89	6.38	55.35	6.71	800.39	30.65	261.41	30.65
Trading (b)	1.53	0.05	0.43	0.21	1.63	0.01	0.36	0.04

(a)	Refers to Global Gas & LNG Portfolio business area, Power Generation & Marketing, EE-REVT, Plenitude, Eni Trading & Biofuels, Eni Global Energy Markets (commercial portfolio). VaR is calculated on the so-called Statutory view, with a time horizon that coincides with the year considering all the volumes delivered in the year and the relevant financial hedging derivatives. Consequently, during the year the VaR pertaining to GGP, Power G&M, EE-REVT and Plenitude during the year presents a decreasing trend following the progressive reaching of the maturity of the positions within the annual horizon.
(b)	Cross-commodity proprietary trading, through financial instruments, refers to Eni Trading & Biofuels SpA and Eni Global Energy Markets SpA (London-Bruxelles-Singapore) and Eni Trading & Shipping Inc (Houston).

(Sensitivity - Dollar value of 1 basis point - DVBP)

	2023				2022
(€ million)	High	Low	Average	At year end	High	Low	Average	At year end
Strategic liquidity - € Portfolio (a)	0.22	0.13	0.18	0.19	0.30	0.16	0.23	0.16

(a)	Management of strategic liquidity portfolio starting from July 2013.

(Sensitivity - Dollar value of 1 basis point - DVBP)
	2023				2022
($ million)	High	Low	Average	At year end	High	Low	Average	At year end
Strategic liquidity - US dollar Portfolio (b)	0.12	0.04	0.08	0.11	0.13	0.04	0.08	0.04

(a)	Management of strategic liquidity portfolio in US dollar currency starting from August 2017.

Credit risk

Credit risk is the potential exposure of the Group to losses in case counterparties fail to perform or pay amounts due. Eni defined credit risk management policies consistent with the nature and characteristics of the counterparties of commercial and financial transactions regarding the centralized finance model. The Company adopted a model to quantify and control the credit risk based on the evaluation of the expected credit loss which represents the probability of default and the capacity to recover credits in default that is estimated through the so-called Loss Given Default. In the credit risk management and control model, credit exposures are distinguished by commercial nature, in relation to sales contracts on commodities related to Eni’s businesses, and by financial nature, in relation to the financial instruments used by Eni, such as deposits, derivatives and securities.

Credit risk for commercial exposures

Credit risk arising from commercial counterparties is managed by the business units and by the specialized corporate finance and dedicated administration departments and is operated based on formal procedures for the assessment of commercial counterparties, the monitoring of credit exposures, credit recovery activities and disputes. At a corporate level, the general guidelines and methodologies for quantifying and controlling customer risk are defined, in particular the riskiness of commercial counterparties is assessed through an internal rating model that combines different default factors deriving from economic variables, financial indicators, payment experiences and information from specialized primary info providers. The probability of default related to State Entities or their closely related counterparties (e.g. National Oil Company), essentially represented by the probability of late payments, is determined by using the country risk premiums adopted for the purposes of the determination of the WACCs for the impairment of non-financial assets. Finally, for retail positions without specific ratings, risk is determined by distinguishing customers in homogeneous risk clusters based on historical series of data relating to payments, periodically updated.

Credit risk for financial exposures

With regard to credit risk arising from financial counterparties deriving from current and strategic use of liquidity, derivative contracts and transactions with underlying financial assets valued at fair value, Eni has established internal policies providing exposure control and concentration through maximum credit risk limits corresponding to different classes of financial counterparties defined by the Company’s Board of Directors and based on ratings provided for by primary credit rating agencies. Credit risk arising from financial counterparties is managed by the Eni’s operating finance departments, Eni Global Energy Markets SpA, Eni Trade & Biofuels SpA and Eni Trading & Shipping Inc specifically for commodity derivatives transactions, as well as by companies and business areas limitedly to physical transactions with financial counterparties, consistently with the Group centralized finance model. Eligible financial counterparties are closely monitored by each counterpart and by group of belonging to check exposures against the limits assigned daily and the expected credit loss analysis and the concentration periodically.

Liquidity risk

Liquidity risk is the risk that suitable sources of funding for the Group may not be available, or the Group is unable to sell its assets in the marketplace in order to meet short-term finance requirements and to settle obligations. Such a situation would negatively affect Group results, as it would result in the Company incurring higher borrowing expenses to meet its obligations or under the worst of conditions the inability of the Company to continue as a going concern. Eni’s risk management targets include the maintaining of an adequate level of financial resources readily available to deal with external shocks (drastic changes in the scenario, restrictions on access to capital markets, etc.) or to ensure an adequate level of operational flexibility for the development projects of the Company. The strategic liquidity reserve is employed in short-term marketable financial assets, favoring investments with a very low risk profile. At present, the Group believes to have access to more than sufficient funding to meet the current foreseeable borrowing requirements due to available cash on hand financial assets and lines of credit and the access to a wide range of funding opportunities which can be activated through the credit system and capital markets. Due to the continuing volatility of commodity markets and the related financial commitment linked to the margin of commodity derivatives, Eni has consolidated its higher financial flexibility achieved in the last year through the activation of liquidity swaps in addition to new financing lines acquired. Eni has in place a program for the issuance of Euro Medium Term Notes up to €20 billion, of which €16.8 billion were drawn as of December 31, 2023. The Group has credit ratings of A- outlook Stable and A-2, respectively, for long and short-term debt, assigned by Standard & Poor’s; Baa1 outlook Stable and P-2, respectively, for long and short-term debt, assigned by Moody’s; A- outlook Stable and F1, respectively for long and short-term debt, assigned by Fitch. Eni’s credit rating is linked, in addition to the Company’s industrial fundamentals and trends in the trading environment, to the sovereign credit rating of Italy. Based on the methodologies used by the credit rating agencies, a downgrade of Italy’s credit rating may trigger a potential knock-on effect on the credit rating of Italian issuers such as Eni. During 2023, Moody’s revised Eni's outlook from Negative to Stable, due to the improvement in the Italian outlook.

During 2023 Eni renegotiated and expanded its portfolio of committed credit lines through the stipulation of a sustainability-linked bond facility agreed with a pool of banks for €3.0 billion. At December 31, 2023 available committed borrowing facilities amounted to €9.1 billion.

Expected payments for financial debts, lease liabilities, trade and other payables

The table below summarizes the Group main contractual obligations for finance debt and lease liability repayments, including expected payments for interest charges and liabilities for derivative financial instruments.

	Maturity year
(€ million)	2024	2025	2026	2027	2028	2029 and thereafter	Total
December 31, 2023
Non-current financial liabilities (including the current portion)	3,340	2,689	3,219	2,611	5,520	7,780	25,159
Current financial liabilities	4,092						4,092
Lease liabilities	1,120	691	476	399	364	2,270	5,320
Fair value of derivative instruments	2,414	21	40	5	37	50	2,567
	10,966	3,401	3,735	3,015	5,921	10,100	37,138
Interest on finance debt	738	676	572	496	389	804	3,675
Interest on lease liabilities	269	221	188	167	148	668	1,661
	1,007	897	760	663	537	1,472	5,336
Financial guarantees	1,114						1,114

	Maturity year
(€ million)	2023	2024	2025	2026	2027	2028 and thereafter	Total
December 31, 2022
Non-current financial liabilities (including the current portion)	2,883	2,339	2,640	3,298	1,927	9,246	22,333
Current financial liabilities	4,446						4,446
Lease liabilities	851	584	445	365	347	2,312	4,904
Fair value of derivative instruments	9,042	1	51	54		180	9,328
	17,222	2,924	3,136	3,717	2,274	11,738	41,011
Interest on finance debt	590	494	459	365	284	716	2,908
Interest on lease liabilities	235	209	184	165	147	685	1,625
	825	703	643	530	431	1,401	4,533
Financial guarantees	1,668						1,668

Liabilities for leased assets including interest charges for €741 million (€760 million at December 31, 2022) pertained to the share of joint operators participating in unincorporated joint operation operated by Eni which will be recovered through a partner-billing process.

The table below presents the timing of the expenditures for trade and other payables.

	Maturity year
(€ million)	2024	2025 - 2028	2029 and thereafter	Total
December 31, 2023
Trade payables	14,231			14,231
Other payables and advances	6,423	50	104	6,577
	20,654	50	104	20,808

	Maturity year
(€ million)	2023	2024 - 2027	2028 and thereafter	Total
December 31, 2022
Trade payables	19,527			19,527
Other payables and advances	6,182	77	110	6,369
	25,709	77	110	25,896

Expected payments under contractual obligations [25]

In addition to lease, financial, trade and other liabilities represented in the balance sheet, the Company is subject to non-cancellable contractual obligations or obligations, the cancellation of which requires the payment of a penalty. These obligations will require cash settlements in future reporting periods. These liabilities are valued based on the net cost for the company to fulfill the contract, which consists of the lowest amount between the costs for the fulfillment of the contractual obligation and the contractual compensation/penalty in the event of non-performance.

The Company’s main contractual obligations at the balance sheet date comprise take-or-pay clauses contained in the Company’s gas supply contracts or shipping arrangements, whereby the Company obligations consist of off-taking minimum quantities of product or service or, in case of failure, paying the corresponding cash amount that entitles the Company the right to collect the product or the service in future years. The amounts due were calculated on the basis of the assumptions for gas prices and services included in the four-year industrial plan approved by the Company’s management and for subsequent years on the basis of management’s long-term assumptions.

[25]Contractual obligations related to employee benefits are indicated in note 22 - Provisions for employee benefits.

The table below summarizes the Group principal contractual obligations for the main existing contractual obligations as of the balance sheet date, shown on an undiscounted basis. Amounts expected to be paid in 2024 for decommissioning oil & gas assets and for environmental clean-up and remediation are based on management’s estimates and do not represent financial obligations at the closing date.

	Maturity year
(€ million)	2024	2025	2026	2027	2028	2029 and thereafter	Total
Decommissioning liabilities (a)	679	497	468	482	968	10,912	14,006
Environmental liabilities	646	495	399	368	305	1,406	3,619
Purchase obligations (b)	21,032	18,024	17,887	14,800	12,519	66,415	150,677
- Gas
. take-or-pay contracts	17,904	17,286	17,358	14,463	12,330	65,919	145,260
. ship-or-pay contracts	750	540	475	327	186	469	2,747
- Other purchase obligations	2,378	198	54	10	3	27	2,670
Other obligations	4	14	2				20
- Memorandum of intent - Val d’Agri	4	14	2				20
Total (c)	22,361	19,030	18,756	15,650	13,792	78,733	168,322

(a)	Represents the estimated future costs for the decommissioning of oil and natural gas production facilities at the end of the producing lives of fields, well-plugging, abandonment and site restoration.
(b)	Represents any agreement to purchase goods or services that is enforceable and legally binding and that specifies all significant terms. The take-or-pay contracts wit Gazprom are disclosed in "Other commitments and risks" section.

(c)	Expected payments under contractual obligations comprises obligations of the subsidiaries held for sale for €552 million.
Capital investment and capital expenditure commitments

In the next four years, Eni expects capital investments and capital expenditures of €35 billion. The table below summarizes Eni’s full-life capital expenditure commitments for property, plant and equipment and capital projects at the closing date. A project is considered to be committed when it has received the appropriate level of internal management approval and for which procurement contracts have usually already been awarded or are being awarded.

The amounts shown in the table below include committed expenditures to execute certain environmental projects.

	Maturity year
(€ million)	2024	2025	2026	2027	2028 and thereafter	Total
Committed projects	7,655	7,023	3,562	2,075	7,048	27,363

Other information about financial instruments

	2023			2022
	Carrying amount	Income (expense) recognized in		Carrying amount	Income (expense) recognized in
(€ million)		Profit and loss account	OCI		Profit and loss account	OCI
Financial instruments at fair value with effects recognized in profit and loss account
Financial assets at fair value through profit or loss (a)	6,782	284		8,251	(55)
Non-hedging and trading derivatives (b)	837	417		2,006	(1,723)
Other investments valued at fair value (c)	1,256	255	45	1,202	351	56
Receivables and payables and other assets/liabilities valued at amortized cost
Trade receivables and other (d)	17,054	(285)		21,396	31
Financing receivables (e)	3,163	141		3,415	(16)
Securities (a)	61	1		56
Trade payables and other (a)	20,808	69		25,897	53
Financing payables (f)	28,729	(734)		26,917	(692)
Net assets (liabilities) for hedging derivatives (g)	(35)	(442)	541	(129)	(4,677)	794

(a)	Income or expense were recognized in the profit and loss account within "Finance income (expense)".
(b)	In the profit and loss account, economic effects were recognized as income within "Other operating income (loss)" for €478 million (loss for €1,736 million in 2022) and as loss within "Finance income (expense)" for €61 million (income for €13 million in 2022).

(c)	Income or expense were recognized in the profit and loss account within "Income (expense) from investments - Dividends".
(d)	Income or expense were recognized in the profit and loss account as net impairments within "Net (impairments) reversals of trade and other receivables" for €249 million (net reversals for €47 million in 2022) and as expense within "Finance income (expense)" for €36 million (expense for €16 million in 2022), including interest income calculated on the basis of the effective interest rate of €15 million (same amount in 2022).

(e)	In the profit and loss account, income or expense were recognized as income within "Finance income (expense)", including interest income calculated on the basis of the effective interest rate of €144 million (interest income for €86 million in 2022) and net impairments for €6 million (net impairments for €111 million in 2022).

(f)	In the profit and loss account, income or expense were recognized within "Finance income (expense)", including interest expense calculated on the basis of the effective interest rate of €743 million (interest expense for €568 million in 2022).

(g)	In the profit and loss account, income or expense were recognized within "Sales from operations" and "Purchase, services and other".

Disclosures about the offsetting of financial instruments

(€ million)	Gross amount of financial assets and liabilities	Gross amount of financial assets and liabilities subject to offsetting	Net amount of financial assets and liabilities
December 31, 2023
Financial assets
Trade and other receivables	19,936	3,385	16,551
Other current assets	8,525	2,888	5,637
Other non-current assets	3,400	7	3,393
Financial liabilities
Trade and other liabilities	24,039	3,385	20,654
Other current liabilities	8,467	2,888	5,579
Other non-current liabilities	4,103	7	4,096
December 31, 2022
Financial assets
Trade and other receivables	23,546	2,706	20,840
Other current assets	18,684	5,863	12,821
Other non-current assets	2,236		2,236
Financial liabilities
Trade and other liabilities	28,415	2,706	25,709
Other current liabilities	18,336	5,863	12,473
Other non-current liabilities	3,234		3,234

The offsetting of financial assets and liabilities related to: (i) receivables and payables pertaining to the Exploration & Production segment towards state entities for €3,385 million (€2,651 million at December 31, 2022) and trade receivables and trade payables pertaining to Eni Trading & Shipping Inc for €55 million at December 31, 2022; (ii) other current and non-current assets and liabilities for derivative financial instruments of €2,895 million (€5,863 million at December 31, 2022).

Legal Proceedings

Eni is a party in a number of civil actions and administrative arbitral and other judicial proceedings arising in the ordinary course of business. Based on information available to date, taking into account the existing risk provisions disclosed in note 21 — Provisions and that in some instances it is not possible to make a reliable estimate of contingency losses, Eni believes that the foregoing will likely not have a material adverse effect on the Group Consolidated Financial Statements.

In addition to proceedings arising in the ordinary course of business referred to above, Eni is party to other proceedings, and a description of the most significant proceedings currently pending is provided in the following paragraphs. Generally, and unless otherwise indicated, these legal proceedings have not been provisioned because Eni believes a negative outcome to be unlikely or because the amount of the provision cannot be estimated reliably.

1. Environment, health and safety

1.1 Criminal proceedings in the matters of environment, health and safety

(i) Eni Rewind SpA – Crotone omitted clean-up. In April 2017, the Public Prosecutor of Crotone initiated a criminal case relating to reclamation activities at the Crotone site. Meanwhile, the new clean-up project presented by the Company POB phase 2 was approved by the Italian Ministry for the Environment. By a court order of January 10, 2022, the judge of the preliminary hearing of Crotone ordered the performing of an independent technical assessment on the environmental status of the site which ascertained that Eni Rewind had carried out the environmental activities in its own areas in compliance with the granted authorizations. A decision of the Public Prosecutor is awaiting following the filing of this supplementary consultancy.

(ii) Eni Rewind SpA - Illegal landfill in Minciaredda area, Porto Torres site.  In 2015, the Public Prosecutor of Sassari had initiated a criminal case for alleged crimes of unauthorized landfill management and environmental disaster concerning the landfill area, near the western border of the Porto Torres site (Minciaredda area), managed by Eni Rewind which was charged of being liable pursuant to Legislative Decree No. 231/01. This decree states the responsibility of legal entities for the crimes committed by their employees acting on behalf of them. The remediation and clean-up plan of the site filed by Eni Rewind was granted the necessary administrative authorization in July 2018. Upon conclusion of the investigations, the judge of the preliminary hearing resolved that the natural persons allegedly liable of the environmental crimes and the legal entity would stand trial. The court also resolved that Eni Rewind would be sued for civil liability. The region of Sardegna and other territorial administrations and NGOs were admitted in the proceeding as civil plaintiffs. Subsequently, Eni Rewind was acquitted due to the inability to proceed with the action against it pursuant to Legislative Decree No. 231/01 and definitively excluded from the criminal trial.

In the context of the criminal proceedings against the managers of Eni Rewind, however, on November 13, 2022, the Court of Sassari pronounced an acquittal sentence for the non-existence of the crime of illegal waste and for not having committed the crime of environmental disaster.

Due to the effects of the acquittal, the damage compensation claimed by the civil parties against the defendants and Eni Rewind were rejected. Since the public prosecutor and the civil parties have filed an appeal against the first instance sentence, the judgement is still pending against the Second Instance Court.

(iii) Raffineria di Gela SpA and Eni Mediterranea Idrocarburi SpA — Alleged environmental disaster. A criminal proceeding is pending in relation to crimes allegedly committed by the managers of the Raffineria di Gela SpA and Eni Mediterranea Idrocarburi SpA relating to environmental disaster, unauthorized waste disposal and unauthorized spill of industrial wastewater. The Gela Refinery has been prosecuted for administrative offence pursuant to Legislative Decree No. 231/01. This criminal proceeding initially regarded soil pollution allegedly caused by spills from 14 tanks of the refinery storage, which had not been provided with double bottoms, and pollution of the sea water near the coastal area adjacent to the site due to the failure of the barrier system implemented as part of the clean-up activities conducted at the site. At the closing of the preliminary investigation, the Public Prosecutor of Gela merged into this proceeding the other investigations related to the pollution that occurred at the other sites of the Gela refinery as well as hydrocarbon spills at facilities of Eni Mediterranea Idrocarburi SpA. The proceeding is still ongoing.

(iv) Val d’Agri. In March 2016, the Public Prosecutors of Potenza started a criminal investigation into alleged illegal handling of waste material produced at the Viggiano oil center (COVA), part of the Eni operated Val d’Agri oil complex. The Prosecutors ordered the house arrest of 5 Eni employees and the seizure of certain plants functional to the production activity of the Val d’Agri complex which, consequently, was shut down. From the commencement of the investigation, Eni has carried out several technical and environmental surveys, with the support of independent experts of international standing, who found a full compliance of the plant and the industrial process with the requirements of the applicable laws, as well as with best available technologies and international best practices. The Company implemented certain corrective measures to upgrade plants which were intended to address the claims made by the Public Prosecutor about an alleged operation of blending which would have occurred during normal plant functioning. Those corrective measures were favorably reviewed by the Public Prosecutor. The Company restarted the plant in August 2016. In relation to the criminal proceeding, the Public Prosecutor’s Office requested the indictment of all the defendants for alleged illegal trafficking of waste, violation of the prohibition of mixing waste, unauthorized management of waste and other violations, and the Company for administrative offenses pursuant to Legislative Decree No. 231/01. The trial started in November 2017. At the conclusion of the preliminary hearings, the Court of Potenza, on March 10, 2021, acquitted all the defendants in relation to the allegation of false statements in an administrative deed, while in relation to the alleged administrative offenses, the Court found that there was no need to proceed due to the statute of limitations. Finally, in relation to the alleged crime of illegal trafficking of waste, the Court acquitted two former employees of the Southern District for not having committed the crime, convicted six former officials of the same District with suspension of the sentence and sentenced Eni pursuant to Legislative Decree No. 231/01 to pay a fine of €700,000, with the contextual confiscation of a sum of €44,248,071 deemed to constitute the unfair profit obtained from the crime, from which Eni will deduct the amount incurred for the plant upgrade carried out in 2016. Following the filing of the merits of the sentence by the Court, an appeal was promptly filed against all the condemnations. The appeal proceedings are underway.

(v) Proceeding Val d’Agri — Tank spill. In February 2017, following the detection of an oil leak from one of the tanks of the COVA, a criminal proceeding for alleged environmental disaster was commenced against some former COVA officers, the Operation Managers in charge since 2011 and the HSE Manager in charge at the time of the accident. Eni was investigated too, in relation to the same alleged crimes pursuant to Legislative Decree No. 231/01. In the same year, the Company promptly equipped all COVA tanks with double bottoms, complied with all regulatory requirements, carried out all necessary remediation and safety measures to ensure continuity of oil activities, after a brief shutdown, and provided compensation for damages to all the landlords of areas close to the COVA, which were affected by a spillover.

The Public Prosecutor, at the conclusion of the preliminary investigations, required the indictment for the employees and for Eni pursuant to Legislative Decree No. 231/01 At the outcome of the preliminary hearing the judge issued a sentence not to prosecute the Company for the events up to 2015 because the fact was not envisaged by the law as a crime to claim a legal entity liable for. With reference to the events subsequent to 2015, the judge acknowledged the nullity of the request for indictment, thus returning the documents to the Public Prosecutor.

Finally, the judge of the preliminary hearing approved to put on trial two Eni employees before the Court of Potenza, with the allegation of unnamed disaster, rejecting the request of the Public Prosecutor for qualifying the alleged crime as a new type of legal offence (environmental disaster). In the context of this proceeding, several parties filed an application to bring a civil action and, pending assessment of the requests for exclusion presented by the defense with respect to the latter, the Court issued a summons decree from Eni, as civilly liable and Eni duly reconstituted itself. The two proceedings against natural persons - i.e., the ordinary trial and the immediate trial - were then combined by the Court into a single trial, currently pending in the initial phase. As regards, the Company as an entity pursuant to Legislative Decree No. 231/01, considering that another request for summons to the proceedings brought by the Public Prosecutor was once again rejected, the defense has filed a request for the dismissal of the dispute.

As regards, the Company as an entity pursuant to Legislative Decree No. 231/01, considering that another request for summons to the proceedings brought by the Public Prosecutor was once again rejected, the defense has filed a request for the dismissal of the dispute. The Public Prosecutor, however, issued a new request for indictment and a preliminary hearing has been set for next May 2024.

(vi) Raffineria di Gela SpA and Eni Mediterranea Idrocarburi SpA — Waste management of the landfill Camastra. In June 2018, the Public Prosecutor of Palermo (Sicily) notified Eni’s subsidiaries Raffineria di Gela SpA and Eni Mediterranea Idrocarburi SpA of a criminal proceeding relating to allegations of unlawful disposal of industrial waste resulting from the reclaiming activities of soil, which were discharged at a landfill owned by a third party. The Prosecutor charged the then chief executive officers of the two subsidiaries, and the legal entities have been charged with the liability pursuant to Legislative Decree No. 231/01. The alleged wrongdoing related to the willful falsification of the waste certification for purpose of discharging at the landfill. The charges against the CEO of the Refinery of Gela SpA and the company itself were dismissed, while a request to put on trial the CEO of Eni Mediterranea Idrocarburi SpA and the company was approved. The proceeding is in progress before the Court of Agrigento, to which the proceeding has been transferred due to territorial jurisdiction.

(vii) Versalis SpA — Preventive seizure at the Priolo Gargallo plant. In February 2019, the Court of Syracuse at the request of the Public Prosecutor of Siracusa ordered the seizure of the Priolo/Gargallo plant as part of an ongoing investigation concerning the offenses of dangerous disposal of materials and environmental pollution, by the former plant manager of Priolo, as well as of Versalis, pursuant to Legislative Decree No. 231/01. The Public Prosecutor’s thesis, according to the consultants, is that the seized plants had points of emissions that do not comply with the Best Available Techniques (BAT), therefore resulting in violation of the applicable legislation, which determined the annulment of the seizure of the plants in March 2019, evaluating the plant improvements made by Versalis even before the seizure. In March 2021, a notice of conclusion of the preliminary investigations was thus notified, with the formulation by the Public Prosecutor of the allegations already previously stated.

(viii) Versalis SpA. Seizure of the treatment plant managed by IAS SpA - Priolo Gargallo. By the end of February 2022, the Public Prosecutor of Syracuse commenced a proceeding relating to alleged crimes of environmental disaster and violation of the legislation on discharges in relation to the industrial waste discharge system of the Versalis plant at the Priolo treatment plant managed by IAS SpA against two former directors of the Versalis plant in Priolo, as well as an employee of Versalis, having then a managerial role in Priolo Servizi.
Similar allegations were charged against other employees of the companies co-located at the industrial hub of Priolo Gargallo as well as of IAS SpA, while the legal entities Versalis, Priolo Servizi and the other co-located companies were under investigation pursuant to Legislative Decree 231/01.

On June 15, 2022, the Judge for Preliminary Investigations ordered the seizure of the reclamation plant and the shareholding of IAS SpA, with the appointment of a judicial administrator of the assets subject to seizure. Subsequently, the investigations were enlarged to the current manager of the Versalis Plant and to the CEO of Priolo Servizi, who was an employee of Versalis SpA. Versalis SpA challenged the ‘Integrated Environmental Authorization' (“AIA”) issued to IAS before the Regional Administrative Court of Catania only for the part in which the provision is interpreted as imposing new and different limits on discharge, compared to those contained in the authorizations originally granted to the Eni’s subsidiary. In the meantime, the AIA issued for the management of the reclamation plant by IAS has been suspended by the Region of Sicily. Versalis therefore challenged before the TAR the provision to initiate a review of its AIA and, with a separate appeal, the provision of suspension of the AIA of IAS by the Region of Sicily. At the same time, the Public Prosecutor of Syracuse raised the question before the Constitutional Court about the legitimacy of a governmental decree that granted ISAB, one of the companies operating at the Priolo vertically integrated petrochemical complex, certain measures intended to preserve the continuity of the production activity. Versalis therefore appeared before the Constitutional Court, which set the relevant hearing for May 2024. In the meantime, the proceeding remains pending under investigation.

(ix) Eni SpA - Fatal accident Ancona offshore platform. On March 5, 2019, a fatal accident occurred at the Barbara F platform offshore of Ancona that resulted in the death of an Eni employee and the injury of two contractors. Two contract workers and the family of the Eni employee were all fully compensated. As part of the technical assessment of the incident, the Public Prosecutor of Ancona resolved to put under investigation two Eni employees. Also, the Company has been put under investigation as entity liable pursuant to Legislative Decree No. 231/01, and two employees of the contractor company engaged in the work. At the outcome of the preliminary hearing, the Judge ordered the indictment for all the defendants and Eni. The proceeding is currently pending in the preliminary hearing phase.

(x) Raffineria di Gela SpA and Eni Rewind SpA - Groundwater pollution survey and reclamation process of the Gela site. Following complaints made by former contractors, the Public Prosecutor of Gela commenced a proceeding  for allegations of environmental pollution, omitted clean-up, negligent personal injury and illegal waste management in the area of the Gela refinery, as part of the execution of clean-up of soil and groundwater as well as decommissioning activities in the area currently managed by Eni Rewind SpA, also on behalf of the companies Raffineria di Gela SpA, ISAF SpA (in liquidation) and Versalis SpA with respect to the efficiency and efficacy of the barrier system. The Public Prosecutor carried out various checks and investigations, and then proceeded with a preventive seizure, with reference to the plants used for the remediation of the site's underground water currently managed by Eni Rewind as well as the plant areas intended for the implementation of the groundwater remediation project. A judicial administrator was appointed to manage those facilities.

The judicial administrator filed an initial technical report in which he confirmed that the clean-up activities were being executed in compliance with the legislation and with a series of implementation improvements by the company in agreement with other parties in charge. The Public Prosecutor's Office also issued the summons decree, and the proceeding is now pending in the hearing phase.

(xi) Eni Rewind SpA and Versalis SpA - Mantua. Environmental crime investigation. With regard to the Mantua site, where the company is executing duly authorized environmental activities, in August and September 2020, the Public Prosecutor notified the conclusion of a preliminary investigation relating to several criminal proceedings. Several employees of the Eni’s subsidiaries Versalis SpA and Eni Rewind SpA as well as of a third-party company Edison SpA were notified of being under investigation. Furthermore, the above-mentioned legal entities were being investigated pursuant to Legislative Decree No. 231/01. The Public Prosecutor is alleging, with respect to some specific areas related to the Mantua industrial hub, the crimes of unauthorized waste management, environmental damage and pollution, omitted communication of environmental contamination and omitted clean-up. Following the filing of defense briefs addressed to the investigating authority, the case has been dismissed against some individuals and archived. The Public Prosecutor’s Office then requested the indictment of the remaining defendants. During the Preliminary Hearing, the MITE, the Province of Mantua, the Municipality of Mantua and Mincio Regional Park were allowed in the trial as plaintiffs, while the companies Eni Rewind, Versalis and Edison were instead sued as civil parties and therefore they appeared in court. The Preliminary Hearing Phase ended with the provision of GUP, which ordered the indictment of all the defendants and of the abovementioned companies, with the exception of a former employee of Versalis and of two Edison employees. The proceeding is pending on the trial phase.

(xii) Eni SpA R&M Depot of Civitavecchia - Criminal proceedings for groundwater pollution. In the period in which Eni was in charge of the Civitavecchia storage hub (2008-2018), pending the approval of a characterization plan of the environmental status of the site, the Company, in coordination with public authorities, adopted measures to preserve the safety of the groundwaters and to pursue the clean-up process of the site until its disposal.

The Public Prosecutor of Civitavecchia contested, among others, the former manager of the Eni fuel storage hub of Civitavecchia, the alleged crime of environmental pollution. Eni is under investigation pursuant to Legislative Decree No. 231/01. The first instance proceeding is underway.

(xiii) Eni SpA R&M Refinery of Livorno - Criminal proceedings for incidents at work. On October 20, 2020, a notice was served at the Livorno refinery for Eni as entity subjected to preliminary investigations in the context of a criminal proceeding pending before the Public Prosecutor's Office of Livorno, in relation to an accident at work occurred in summer of 2019 at an electrical substation of the Refinery and as consequence two employees were injured. The company provided compensation to the employee who suffered the consequences of the accident. The allegation is of aggravated personal injury while the Company is accused of being the entity liable pursuant to Legislative Decree No. 231/01.

In September 2021, the Public Prosecutor's Office issued a notice of conclusion of the preliminary investigations. Subsequently, the summons order was notified.

Following the outcome of the first level of judgement, on March 12, 2024, the Court issued a sentence of acquittal of the accused natural persons and of Eni SpA pursuant to Legislative Decree. 231/01. Eni is awaiting the filing of the reasons for the sentence.

(xiv) Eni SpA R&M Genoa Pegli storage hub - Criminal proceeding for crude oil spill - September 2022. Following a crude oil spill that occurred at the Genoa Pegli depot on September 27, 2022, the Public Prosecutor's Office of Genoa instituted criminal proceedings for the alleged crime of culpable environmental disaster, charged against four Eni employees, while the Company is charged with an administrative offense pursuant Legislative Decree No. 231/01. The proceeding is pending in the preliminary investigation phase.

(xv) Sannazzaro Refinery - Proceeding in relation to alleged criminal environmental pollution and discharge - Public Prosecutor's Office of Pavia. A criminal proceeding is pending for alleged crimes of environmental pollution and lack of remediation against some pro-tempore managers of the refinery located at Sannazzaro de' Burgondi who are under investigation, as well as Eni SpA pursuant to the Legislative Decree no. 231/2001, in relation to the alleged crime of environmental pollution on site, with  a seizure of the sewage treatment plant (TAE), and possible expansion of the area affected by possible pollution beyond the site's hydraulic barriers.

On November 28, 2023, the TAE plant was released from seizure. The proceeding is currently pending preliminary investigations, with three unrepeatable technical investigations underway.

(xvi) Eni SpA - Pomezia depot – Involuntary environmental pollution. A criminal proceeding is ongoing concerning an alleged crime of pollution of the groundwater underlying the fuel depot in Pomezia attributable, according to the indictment, to product leaks from the tanks.

The Public Prosecutor's Office has appointed its consultants to carry out a technical review of the site to verify the state of environmental contaminations at the tanks. As a result of these assessments, two Eni employees as well as Eni SpA pursuant to Legislative Decree no. 231/01 were notified of being under investigation for the alleged crime. Subsequently, the Public Prosecutor issued a request for indictment. The proceeding is pending at the preliminary hearing stage.

1.2 Civil and administrative proceedings in the matters of environment, health and safety

(i) Kazakhstan disputes. Eni along with its co-venturers is currently party to several disputes with the Republic of Kazakhstan, involving environmental matters, in relation to a sulfur permitting inspection outcome, cost recovery claims under applicable production sharing contracts and other issues. In March 2023, the Republic of Kazakhstan appointed its arbitrator in each of the disputes, formally starting the arbitration process. At the beginning of April 2024, the Republic has filed its statements of claims. Eni is in the process of assessing the merits of the Republic’s claims and accordingly, at this time, it is not possible to reliably estimate the outcomes.

(ii) Eni Rewind SpA — Versalis SpA — Eni SpA (R&M) — Augusta Harbor. The complex administrative dispute relating to the environmental status of the Augusta harbor commenced in September 2017 with a formal notice issued by the Ministry of the Environment against the companies operating at the Priolo petrochemical hub, including Eni Rewind, Polimeri Europa (now Versalis) and Eni (R&M), to carry out emergency safety activities with the removal of sediments from the harbor on the basis of an alleged assessment of responsibility as per a ruling of the Regional Administrative Court of Catania in 2012. The Ministry on various occasions reiterated its own assessment about the environmental responsibility of the companies co-located at the Priolo hub with respect to the pollution of the harbor and warned them against carrying out unauthorized remediation activities. Following various meetings held with the Ministry of the Environment, Eni Rewind offered to define and to plan for certain environmental remediation activities basing on updated environmental data. The Eni’s subsidiary also commenced activities to identify the persons responsible of the pollution of the harbor and their respective shares of liability.

F-114

In September 2020 Eni Rewind took part in the Investigation Services Conference convened by the Ministry of the Environment and the competent bodies and presented a review of the environmental status of the Rada which stated that the pollution was attributable to industrial activities of prior periods and that it would not spread into the surrounding environment.

Between the end of 2023 and the beginning of 2024, the Catania Regional Administrative Court issued a ruling on all the appeals presented by the operators, deeming them as inadmissible, because the injunction does not constitute an act suitable for having legal efficacy with respect to the appellants. The Court did not take a position on the existence of the pollution or otherwise did not make any conclusion about responsibility regarding the pollution of the harbor, limiting itself to highlighting the fact that the proceeding administration believes that the pollution is matter of fact.

(iii) Eni SpA – Eni Rewind SpA – Priolo – Malformation civil lawsuits. In February 2022 Eni Rewind was sued before the Court of Syracuse for compensation for damages (€800,000 for each of the plaintiffs) by two citizens of Augusta (SR), who claimed to have been born with serious malformations due to spills of mercury from the chlor-soda plant in Priolo.

Eni Rewind filed an appearance in court filing a claim and indemnification against Edison, taking into account that the chlor- soda plant was received by Eni group as part of the Enimont transaction, therefore in a period following the alleged exposure to the mercury by the actors, which necessarily occurred between the years of birth 1972 and 1975. Following the incorporation of Edison SpA and the celebration of the respective hearings, the two proceedings are currently in the preliminary investigation phase.

(iv) Eni SpA – Eni Rewind SpA – Raffineria di Gela SpA – Claim for preventive technical inquiry and judgments on the merits. In February 2012, Eni’s subsidiaries Raffineria di Gela SpA and Eni Rewind SpA and the parent company Eni SpA (involved in this matter through the operations of the Refining & Marketing Division) were notified of a claim issued by the parents of children with birth defects in the Municipality of Gela between 1992 and 2007. The claim called for an inquiry aimed at determining any causality between the birth defects suffered by these children and any environmental pollution caused by the Gela site, quantifying the alleged damages suffered and eventually identifying the terms and conditions to settle the claim. The same issue was the subject of previous criminal proceedings, of which one closed without determining any illegal behavior on the part of Eni or its subsidiaries, while a further criminal proceeding is still pending. In December 2015, the three companies involved were sued in relation to a total of 30 cases of compensation for damages in civil proceedings. In May 2018, the Court issued a first instance judgment concerning one case. The Judge rejected the claim for damages, acknowledging the arguments of the defendant companies in relation to the absence of evidence concerning the existence of a causal link between the birth defects and the alleged industrial pollution. The judgment has been appealed by the claimants.

In June 2021 the Civil Court of Gela issued a second judgment rejecting the claim for compensation, recognizing the validity of the arguments of the defendant companies regarding the lack of evidence on the existence of a cause between the pathology and the alleged industrial pollution. The counterparties filed an appeal.

In relation to the first appeal promoted against the first ruling of the Court of Gela, the First Instance Court of Caltanissetta rejected the appeal proposed and accepted the one proposed incidentally by the Eni companies involved, concerning the regulation of litigation costs relating to the first instance proceedings and the reported incorrectness of the compensation made therein since the legal requirements were not met. The counterparty appealed to the Third Instance Court.

(v) Val d’Agri - Eni / Vibac. In September 2019 a claim was brought in the Court of Potenza against Eni. The plaintiffs are 80 people, living in different municipalities of the Val d’Agri area, who are complaining of economic, non-economic, biological and moral damages, all deriving from the presence of Eni’s oil facilities in the territory. The Judge has been asked to ascertain Eni's responsibility for causing emissions of polluting substances into the atmosphere. The plaintiffs have also requested that Eni be ordered to interrupt any polluting activity and be allowed to resume industrial activities on condition that all the necessary remediation measures be implemented to eliminate all of the alleged dangerous situations. Finally, they are asking Eni for compensation for damages. At the end of the trial phase, the Judge submitted to the parties the proposal for an extra-judicial settlement, fixing a deadline to present further proposals on the matter.

The parties did not adhere to the conciliatory proposal. The proceeding is underway.

(vi) Eni SpA Eni Oil&Gas Inc - Climate change. Between 2017 and 2018, seven lawsuits were brought in the California state court by local government authorities and a fishermen's association against Eni SpA, a subsidiary (Eni Oil & Gas Inc.) and several other companies, aimed at obtaining compensation for damages attributable to the increase in sea level and temperature as well as to hydrogeological instability.

These proceedings, initially brought before the state court, were subsequently transferred to the federal court at the request of the defendants, who filed a specific request noting the lack of jurisdiction of the State Courts In 2019, the Federal court sent the cases back to the state court.

The defendants then appealed to the Ninth Circuit, challenging the referral order. All proceedings have been suspended pending the appeal hearing before the Ninth Circuit.

Following a complex and long procedural process, during the summer of 2023, the proceedings were definitively assigned to the state court of California. In June 2023 Eni SpA and Eni Oil & Gas Inc. presented together with the other defendant companies without registered office in California a joint motion to suppress to contest the jurisdiction of California, on the assumption of never having had relevant contacts with that State and therefore there is a shortage of so-called personal jurisdiction. In November 2023, the plaintiffs presented a petition for coordination aimed at bringing together the preliminary phases of the proceedings before a single state court.

On December 14, 2023, the fishermen's association that had promoted one of the disputes voluntarily renounced the case. On January 25, 2024, the competent judge accepted the petition for coordination and recommended that of San Francisco as the deciding state court. A first Case Management Conference will be held on April 4, 2024.

(vii) Eni Rewind SpA / Province of Vicenza – Clean-up process for Trissino site. On May 7, 2019, the Province of Vicenza issued a warning, imposing on certain individuals and companies as MITENI SpA in bankruptcy, Mitsubishi and ICI the obligation to clean-up the Trissino site where MITENI carried out its industrial activity. Based on the analysis carried out by administrative parties, significant concentrations of substances considered highly toxic and carcinogenic were allegedly discovered in groundwater and in surface water at this site. The analysis carried out by the Province of Vicenza with the direct involvement of the Istituto Superiore di Sanità reported the presence of these substances in the blood of about 53,000 people in the area. The Province warned some individuals, including a former employee who served between 1988 and 1996 as CEO of EniChem, a company that was subsequently acquired by Eni Rewind.

Eni Rewind was summoned as the “successor” of EniChem in several appeals before the Regional Administrative Court as the majority shareholder of MITENI, as well as liable for the potential contamination of Trissino plant (together with other subjects). The Province extended the proceeding also to Eni Rewind, which filed a counterclaim for having its position taken out of the procedure.

Eni Rewind appealed to a Regional Administrative Court against the Province claims and orders. Eni Rewind is carrying out the environmental interventions and has made itself available to carry out - as part of the project approved by the territorial administrations in charge- further anti-pollution interventions on a voluntary basis and without giving any acquiescence with respect to the liability charges for the pollution by chemical agents. The proceeding is underway.

(viii) Eni SpA - Greenpeace Onlus, ReCommon APS and others - Climate dispute. On May 9, 2023, the NGOs Greenpeace Onlus and ReCommon APS, together with 12 private citizens, summoned Eni, the Ministry of Economy and Finance (MEF) and an Italian agency, Cassa Depositi e Prestiti (CDP), before the Civil Court of Rome based on allegations of climate change responsibility. The plaintiffs claimed economic losses and other damages and requested that Eni revise its decarbonisation strategy (for example by reducing by 45% its emissions by 2030 compared to 2020 levels, or other appropriate measures to comply with the Paris Agreement) as well as the cessation of any harmful conducts.

On September 21, 2023, Eni promptly filed its statement of appearance and response in Court, accompanied by a technical report, objecting to the inadmissibility, untenability and total unfoundedness of the plaintiffs' claims. In the subsequent proceedings of January 5, 26 and February 6, 2024, the Parties filed further briefs and documents, taking a position on the opposing defenses. The first hearing of the case (with formal proceedings as requested by the Judge) was held on January 16, 2024. The judge reserved his rights on the requests proposed by the Parties. The decision is pending.

(ix) Eni SpA - NAOC / Egbema Voice of Freedom Association - Request for compensation for damages. On November 30, 2023, Eni SpA was notified of a summons relating to a claim advanced by Pastor Nicholas Evaristus Ukaonu, by the Advocates for Community Alternatives association and by the Egbema Voice of Freedom association, for alleged damages deriving from constructions created by NAOC in Nigeria in the territory of the communities represented by the associations. The Pastor and the associations ask for joint compensation from Eni and NAOC for approximately €48 million in addition to the execution of works which, according to the plaintiff, would be necessary to avoid and contain flooding caused by constructions created by NAOC. The application submitted reiterates complaints made in past years, including in 2017 before the National Contact Point envisaged by the OECD Guidelines addressed to Multinational enterprises, where an ad hoc conciliation procedure was initiated which ended with an agreement between the parties.

2. Proceedings concerning criminal/administrative corporate responsibility

(i) OPL 245 Nigeria. In relation to the stipulation between Eni, the Government of the Federal Republic of Nigeria "FGN" and another international oil company of the Resolution Agreement of April 29, 2011 relating to the "Oil Prospecting Licence" of the offshore field identified in block 245, several investigations had been opened by the judicial authorities of Italy, UK and Nigeria concerning alleged crimes in the assignment of the block, including the crime of international corruption. The investigations involved some top managers of Eni and of the Company itself pursuant to Legislative Decree no. 231/01. Eni basing also on the findings of an internal review of the case performed by an independent US legal consultant appointed by the Company’s board of statutory auditors and by the Watch body considered the accusations groundless. The US Department of Justice carried out its own inquiry basing on the US FCPA and dismissed the case without any liability in 2019. The UK prosecutors dismissed the case due to lack of jurisdiction.

The proceeding in Italy established by the Public Prosecutor of Milan, which had requested the indictment of the Eni managers involved and of the Company, was resolved in a manner totally favorable to Eni with a sentence of acquittal for all the defendants because the fact did not exist. The appeal proceedings, promoted by the First Instance public prosecutors, and by the FGN as civil party, concluded during 2022, reaffirming the first instance acquittal sentence which therefore became final.

Finally, FGN, which in 2023 had promoted an appeal to the Third Instance Court against the ruling of the Court of Milan, requesting its annulment with referral to the competent civil judge for the sole purpose of civil rulings and damage compensation, withdrew the appeal to the Third Instance Court, as it was inferred from a letter signed by the Attorney General transmitted after two hearings of the ICSID arbitration held in London. This arbitration was promoted by Eni after the acquittal sentence to protect the investment, requesting the forced conversion of the exploration license (OPL 245) into an extractive license (OML) as well as $700 million in damages for the mere delay (in addition to a reserve for possible damages). On January 20, 2020, Eni's subsidiary in Nigeria (“NAE”) was notified of the beginning of a new criminal case before the Federal High Court of Abuja.

The proceeding, mainly focused on the accusations against Nigerian individuals (including the Minister of Justice in office in 2011, at the time of the disputed facts), has involved NAE and Shell Nigeria Exploration and Production Company Limited (“SNEPCO”) as co-holders of the OPL 245 license. These Nigerian individuals were accused in 2011 of illicit corruption, which NAE and SNEPCO allegedly unlawfully facilitated. The beginning of the trial, originally scheduled for the end of March 2020, was postponed as a result of the closure of judicial offices in Nigeria due to the COVID-19 emergency and resumed at the beginning of 2021. During the proceedings, several witnesses were heard, mainly summoned at the request of the “Economic and Financial Crimes Commission” (“EFCC”). Considering the weakness of the evidence produced by the EFCC, the defendants presented a request for a declaration of no need to proceed, which the EFCC did not oppose, at least for the part relating to the accusations made against NAE, SNEPCO and the Minister of Justice. The proceeding is underway.

3. Other proceedings concerning criminal matters

(i) Eni SpA (R&M) – Taranto Refinery - Criminal proceedings for breach of excise assessment. The proceeding relates to the alleged lack of tax assessment of an energy product moved, under excise duty suspension, from a tank of the Taranto refinery.

At the end of the preliminary investigation phase, the former manager of the refinery and three other employees resulted under investigation for an alleged continued hypothesis of subtraction from the assessment of excise duties, due to multiple movements that took place in the period from June 30 to September 9, 2021, from the tank under investigation, the meter of which has been seized since October 13, 2021. The proceeding is underway.

(ii) Enimed SpA – Criminal proceedings for alleged evasion of payment of the excise duty on flux products. The criminal case originates from an investigation by the financial police of Ragusa which led to the verification in May 2020 of a series of incidents of theft of flux - an energy product used in suspension of excise duty - stolen directly from Enimed pipelines by arrested third parties flagrantly. Following these facts, the same police started a verification on the accounting methods for the flux by the Company in the period 2018-2020. As a result, the Company was accused of irregularities in the management of the diesel flux with alleged subtractions of indirect taxes (excise duties and VAT) equal to approximately €50 million. The competent Public Prosecutor's Office (Gela) for its part has promoted proceedings against the former CEO of Enimed (for the years 2018 - 2020) for the crime evading the payment of excise duties on energy products. The criminal proceedings were extended to two other Enimed employees for the same crime. As part of the same proceeding, third parties are being prosecuted for theft of flux, a hypothesis which instead sees Enimed identified as plaintiff. The proceeding is underway.

4. Tax proceedings

(i) Dispute for omitted payment of a property tax for some oil offshore platforms located in territorial waters. Tax disputes are pending with some Italian local authorities regarding whether oil and gas offshore platforms located within territorial boundaries should be subject to a property tax in the period 2016-2019.

In 2016 the tax regulatory framework changed due to enactment of law no. 208/2015, which excluded from the scope of the property tax the value of plants instrumental to specific production processes. In addition, the Finance Department recognized that offshore platforms met the requirements for classification as instrumental plants and consequently are excluded from the scope of the property tax (resolution no. 3 of June 1, 2016). Based on this interpretation, Eni did not pay any property tax for the years 2016- 2019. However, the ruling of the Department of Finance is not binding for local authorities with taxing powers as recognized by the Third Instance Court and some of these have issued assessment notices for 2016-2019. The Company filed an appeal against these notices. Although Eni believes that oil platforms located in the territorial sea should be excluded from the tax base of the property tax on the base of the interpretation of the law in the light of the resolution of the Department of Finance, having assessed the risks of losing in pending disputes, the Company accrued a risk provision, the amount of which excludes fines since Eni's conduct was based on the administrative resolution, as well as taking into account the reduction of the tax base excluding the "plant component" as provided by the law. The proceeding is still ongoing.

Law Decree 124/19 (enacted with Law 157/19) has established, starting from 2020, that marine platforms are subject to a new property tax that will replace and supersede any other ordinary local property tax eventually levied on these plants up to 2019. This rule has therefore sanctioned, starting from 2020, the existence of the tax requirement for these plants.

5. Settled proceedings

(i) Eni Rewind SpA (company incorporating EniChem Agricoltura SpA — Agricoltura SpA in liquidation — EniChem Augusta Industriale Srl — Fosfotec Srl) — Proceeding about the industrial site of Crotone. In 2010 a criminal proceeding started before the Public Prosecutor of Crotone relating to allegations of environmental disaster, poisoning of substances used in the food chain and omitted clean-up due to the activity at a landfill site which was taken over by Eni in 1991.

The defendants were certain managers of Eni Group companies, who have managed the landfill since 1991. At the preliminary hearing of July 1, 2020, the Court acquitted all the defendants, some for not having committed the alleged crime and others for expiration of the statute of limitations. The Company has decided to appeal the decision to obtain an acquittal on the merits. Since the appeal has not been counterclaimed by the Public Prosecutor, the expected sentence by the Court can only be reformed in a way that is more favorable to the claimants.

(ii) Environmental claim relating to the Municipality of Cengio. In 2008 the Italian Ministry for the Environment and the Delegated Commissioner for Environmental Emergency in the territory of the Municipality of Cengio summoned Eni’s subsidiary Eni Rewind claiming compensation for the environmental damage relating to the site of Cengio.

The Court of Genoa where the proceeding was established dismissed the environmental liability of Eni Rewind, which took over the industrial hub from Enimont in 1989/1990, because no further environmental degradation had been ascertained since then and because Eni Rewind could not be held liable for the environmental pollution made by its predecessor.  In 2023, accepting the invitation by the Second Instance Court, the parties reached a settlement agreement that provided the award of a lump sum of €8 million to the Ministry and the recognition by the Ministry of the adequacy of the works already carried out by the Company to achieve full environmental restoration and complete relief from any environmental damage. The registration of the settlement agreement was completed and the Second Instance Court of Genoa ordered the termination of the proceedings.

(iii) Eni SpA — Court of Milan — Criminal proceeding no. 4659/2023. In February 2018, the Prosecutor of Milan commenced a criminal proceeding in relation to allegations of associative crimes for slandering and reporting false information to a Public Prosecutor, with the aim to interfere with the judicial activity in certain criminal proceedings involving, among others, Eni and some of its directors and managers.  Among the natural persons under investigation, there was a former external lawyer and a former Eni manager, at the time of the facts holding a strategic position within the Company. The prosecutors seized relevant documentation and evidence at Eni’s offices on several occasions, and the Company’s control bodies performed independent internal audits of the matter with the support of external consultants.

In May and June 2019, as part of the same proceeding, the Public Prosecutor's Office of Milan notified Eni and three subsidiaries (ETS SpA, Versalis SpA, Ecofuel SpA) of several requests for documentation. At the same time, in May 2019, Eni was notified of being investigated with reference to the crime 25 decies of Legislative Decree 231/01 for the crime referred to in the art. 377 bis of the criminal code (inducement to not make statements or to make false statements to the judicial authority).

During 2020, a search decree was notified, with simultaneous notice of investigation, to the Eni Chief Services & Stakeholder Relations Officer, the Senior Vice President for Security and a manager of the legal department. Subsequently, the Company was informed of the notification to its Chief Executive Officer of a notice of unrepeatable technical investigations, with contextual notice of investigation aimed at allowing participation, through its technical consultant, in the scheduled technical operations of analysis of the contents of a phone device seized from a former Eni employee.

Following the conclusion of the complex investigation phase, Eni SpA itself, the Chief Executive Officer, the Human Capital Director & Procurement Coordination and the Senior Vice President for Security and, were judged to be uninvolved in the matter.

The positions of Eni SpA itself, the CEO, the Director Human Capital & Procurement Coordination and the Head of Security of Eni Spa were therefore dismissed from the case. The Judge of the preliminary hearing also requested the dismissal of the charges for corruption between private individuals relating to Eni representatives and some external lawyers.

The dismissal decree of Eni SpA defined that the alleged inducement to make false statements by Vincenzo Armanna in the context of the criminal proceeding "OPL 245" was based solely on personal statements (Mr. Amara, Mr. Armanna and Mr. Calafiore) who lacked independence and whose statements had been proved to be groundless. Therefore, their statements were found to be false, leading to the indictment of the aforementioned natural persons due to the statements made against the Chief Executive Officer and the Human Capital Director & Procurement Coordination of the Company.

Following the preliminary hearing, Eni Trading & Shipping in liquidation has finalized the agreement with the Prosecutor's Office on the application of the administrative sanction (so-called plea bargaining) for the offense referred to in the articles. 5, paragraph 1), letter a) 25 octies of Legislative Decree 231/2001.

The criminal proceeding is currently in the first instance hearing phase. Eni, the CEO, the Director Human Capital & Procurement Coordination and two other Eni managers are offended persons for the slander crimes committed against them. Eni is also civilly liable for two charges.

(iv) Eni SpA (R&M) — Criminal proceedings on fuel excise tax. A criminal proceeding was definitely settled, which had been established by the Public Prosecutor of Rome in relation to alleged evasion of excise taxes in the context of retail sales in the fuel market in 2014. This proceeding, where Eni was an offended party, derived from unitization of three distinct investigations: (i) a first proceeding, opened by the Public Prosecutor’s Office of Frosinone involved a third company (Turrizziani Petroli) purchaser of Eni’s fuel. This investigation was subsequently extended to Eni; (ii) a second proceeding concerning an investigation by the Public Prosecutor’s Office of Prato, commenced in regard to the storage hub of Calenzano and related to theft of fuel through manipulation of the fuel dispensers, subsequently extended also to the Refinery of Stagno (Livorno); (iii) a third proceeding, opened by the Public Prosecutor’s Office of Rome, concerned alleged missing payment of excise tax on the surplus of the unloading products, as the quantity of such products was larger than the quantity reported in the supporting fiscal documents.

The Public Prosecutor of Rome claimed the existence of an alleged criminal conspiracy aimed at recurring theft of oil products at all of the 22 storage sites which were operated by Eni in Italy. A complex investigation activity was conducted by the Public Prosecutor, leading to the seizure of some equipment used to measure volumes supplied to the markets. Eni was fully cooperating with the Prosecutor and thanks to its commitments obtained the revocation of the seizure measure so as to avoid shutting down production facilities.

In September 2018, Eni received, as an injured party, the notification of the schedule of hearing issued by the Court of Rome, in relation to criminal association and other minor claims, against several natural persons under investigation — including over forty Eni’s former and current employees — subject of a separate proceeding. After several procedural steps, finally during a preliminary hearing held in December 2019, a sentence to dismiss the case in relation to the association crime was issued for all the defendants.

During 2019, in relation to tax amounts claimed by fiscal authorities, a settlement was reached, and Eni made the payments for the higher excise duties and other taxes for which it was not possible to find the relevant records and book entries.

Finally, at the hearing of January 31, 2023, the Monocratic Court of Rome issued an acquittal sentence for all defendants, former and current Eni’s employees, for lack of evidence or acknowledging the statute of limitations in relation to the alleged tax evasion crimes.

(v) Eni SpA - Health investigation related to the COVA center. Beside the criminal proceeding for illegal trafficking of waste, the Public Prosecutor of Potenza started another investigation in relation to alleged health violations concerning the preparation of a Risk Assessment Document of the working conditions at the Val d’Agri Oil Center (COVA). The Public Prosecutor requested the formal opening of an investigation with respect to nine people in relation to the alleged violations.

The technical assessments conducted on behalf of Eni by international experts have ascertained the absence of any risk deriving from the COVA activity for the local population and for its employees. The proceeding was ultimately dismissed by the judge for preliminary investigations, in accordance with the request presented by the prosecuting Public Prosecutor.

(vi) Eni Rewind SpA — The Phosphate deposit at Porto Torres site. In 2015, the Public Prosecutor of Sassari commenced a criminal proceeding in relation to alleged crimes of environmental disaster, unauthorized disposal of hazardous wastes and other environmental crimes in relation to activities performed at the area of “Palte Fosfatiche” (phosphates deposit) located in the Porto Torres hub managed by Eni’s subsidiary Eni Rewind SpA, Eni Rewind SpA was investigated pursuant to Legislative Decree No. 231/01 stating the liability of legal entities. Then, Eni Rewind having been duly authorized performed certain works to improve the environmental status of the area under judgement.

The proceedings concluded on July 7, 2023, with a sentence of acquittal of the three managers of Eni Rewind in relation to the crime of environmental disaster, while the Company was discharged of any liability due to the expiry of the statute of limitations. The acquittal sentence has become final.

(vii) Eni Rewind SpA and Versalis SpA — Porto Torres dock. In 2012, the Public Prosecutor of Sassari initiated a criminal case for alleged environmental disaster relating to the malfunctioning of the hydraulic barrier of Porto Torres site (ran by Eni Rewind SpA). Eni Rewind and Versalis were notified that its chief executive officers and certain other managers were being investigated. The Public Prosecutor of the Municipality of Sassari requested that these individuals stand trial. The plaintiffs, the Ministry for Environment and the Sardinia Region claimed environmental damage in an amount of €1.5 billion. Other parties referred to the judge's equitable assessment. At a hearing in July 2016, the court acquitted all defendants of Eni Rewind and Versalis with respect to the crimes of environmental disaster. Three Eni Rewind managers were found guilty of environmental disaster relating to the period limited to August 2010 — January 2011 and sentenced to one-year prison, with a suspended sentence. Eni Rewind filed an appeal against this decision. The subsequent stages of judgment were concluded with the hearing on March 16, 2023, in which the Third Instance Court rejected the appeals and confirmed the first-instance sentence of one year in prison - with the benefit of conditional suspension - against a former manager and two former employees of Eni Rewind in relation to the alleged crimes. The Court also confirmed the general sentence of the three defendants to compensate for the damage suffered by the plaintiffs, to be paid in a separate civil judgment, awarding the claimants just a small provisional amount.

Assets under concession arrangements

Eni operates under concession arrangements mainly in the Exploration & Production segment and the Enilive and Refining business line. In the Exploration & Production segment, contractual clauses governing mineral concessions, licenses and exploration permits regulate the access of Eni to hydrocarbon reserves. Such clauses can differ in each country. In particular, mineral concessions, licenses and permits are granted by the legal owners and, generally, entered into with government entities, State oil companies and, in some legal contexts, private owners. Pursuant to the assignment of mineral concessions, Eni sustains all the operational risks and costs related to the exploration and development activities and it is entitled to the productions realized. In respect of the mining concessions received, Eni pays royalties in accordance with the tax legislation in force in the country and is required to pay the income taxes deriving from the exploitation of the concession. In production sharing agreement and service contracts, realized productions are defined based on contractual agreements with State oil companies, which hold the concessions. Such contractual agreements regulate the recovery of costs incurred for the exploration, development and operating activities (Cost Oil) and give entitlement to the own portion of the realized productions (Profit Oil). In the Enilive and Refining business line, several service stations and other auxiliary assets of the distribution service are located in the motorway areas and they are granted by the motorway concession operators following a public tender for the sub-concession of the supplying of oil products distribution service and other auxiliary services. In exchange for the granting of the services described above, Eni provides to the motorway companies fixed and variable royalties based on quantities sold. At the end of the concession period, all non-removable assets are transferred to the grantor of the concession for no consideration.

Environmental regulations

In the future, Eni will sustain significant expenses in relation to compliance with environmental, health and safety laws and regulations and for reclaiming, safety and remediation works of areas previously used for industrial production and dismantled sites. In particular, regarding the environmental risk, management does not currently expect any material adverse effect upon Eni’s Consolidated Financial Statements, taking account of ongoing remediation actions, existing insurance policies and the environmental risk provision accrued in the Consolidated Financial Statements. However, management believes that it is possible that Eni may incur material losses and liabilities in future years in connection with environmental matters due to: (i) the possibility of as yet unknown contamination; (ii) the results of ongoing surveys and other possible effects of statements required by Legislative Decree 152/2006; (iii) new developments in environmental regulation (i.e. Law No. 68/2015 on crimes against the environment and European Directive 2015/2193 on medium combustion plants); (iv) the effect of possible technological changes relating to future remediation; and (v) the possibility of litigation and the difficulty of determining Eni’s liability, if any, as against other potentially responsible parties with respect to such litigation and the possible insurance recoveries.

Emission trading

From 2021, the fourth phase of the European Union Emissions Trading Scheme (EU-ETS) came in force. The award of free emission allowances is performed based on emission benchmarks defined at European level specific to each industrial segment, except for the electric power generation sector that is not eligible for allocations for no consideration. This regulatory scheme implies for Eni’s plants subject to emission trading a lower assignment of emission permits compared to the emissions recorded in the relevant year and, consequently, the necessity of covering the amounts in excess by purchasing the relevant emission allowances on the open market. In 2023, the emissions of carbon dioxide from Eni’s plants were higher than the free allowances assigned to Eni. Against emissions of carbon dioxide amounting to approximately 16.03 million tonnes, Eni was awarded free emission allowances of 4.48 million tonnes, determining a deficit of 11.50 million tonnes. This deficit was entirely covered through the purchase of emission allowances in the open market.